Exhibit 99.1

BIO-EN CORP

(A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEET - MARCH 31, 2014

PAGE	3	STATEMENT OF OPERATIONS FROM JANUARY 6, 2014 (INCEPTION) TO MARCH 31, 2014

PAGE	4	STATEMENT OF STOCKHOLDERS’ DEFICIT FROM JANUARY 6, 2014 (INCEPTION) TO MARCH 31, 2014

PAGE	5	STATEMENT OF CASH FLOWS FROM JANUARY 6, 2014 (INCEPTION) TO MARCH 31, 2014

PAGES	6 - 11	NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Bio-En Corp

We have audited the accompanying balance sheet of Bio-En Corp (“the Company”) as of March 31, 2014 and the related statements of operations, stockholders’ equity and cash flows for the period from January 6, 2014 (date of inception) through March 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Bio-En Corp as of March 31, 2014, and the results of their operations and cash flows for the period from January 6, 2014 (date of inception) through March 31, 2014, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has generated no revenue to date, has an accumulated deficit and is dependent on financial support from its shareholders, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

July 3, 2014

1

Bio-En Corp

(A Development Stage Company)

Balance Sheet

LIABILITIES STOCKHOLDERS' DEFICIT

March 31, 2014

Current Liabilities
Accounts payable	$23,060
Total Liabilities	23,060

Stockholders' Deficit
Common stock, $0.0001 par value; 200,000,000 shares authorized, 30,000,000 issued and outstanding	3,000
Additional paid-in capital	40,922
Deficit accumulated during the development stage	(66,982)
Total Stockholders' Deficit	(23,060)

Total Stockholders' Deficit	$-

See accompanying notes to financial statements

2

Bio-En Corp

(A Development Stage Company)

Statement of Operations

From January 6, 2014 (Inception) to March 31, 2014

Operating Expenses
General and administrative expenses	$66,982
Total Operating Expenses	66,982

Net Loss	$(66,982)

Net Loss Per Share - Basic and Diluted	(0.00)

Weighted average number of shares outstanding during the period - Basic and Diluted	30,000,000

See accompanying notes to financial statements

3

Bio-En Corp

(A Development Stage Company)

Statement of Stockholders' Deficit

From January 6, 2014 (Inception) to March 31, 2014

			Additional		Total
	Common stock		paid-in	Accumulated	Stockholders'
	Shares	Amount	capital	Deficit	Deficit

Balance, January 6, 2014	-	$-	$-	$-	$-

Common stock issued for services ($0.0001 per share)	6,958,049	696	-	-	696

Common stock issued for services - related parties ($0.0001 per share)	23,041,951	2,304	-	-	2,304

Contributed capital - payment of expenses by an officer	-	-	40,922	-	40,922

Net loss from January 6, 2014 (Inception) to March 31, 2014	-	-	-	(66,982)	(66,982)

Balance, March 31, 2014	30,000,000	$3,000	$40,922	$(66,982)	$(23,060)

See accompanying notes to financial statements

4

Bio-En Corp

(A Development Stage Company)

Statement of Cash Flows

From January 6, 2014 (Inception) to March 31, 2014

From January 6, 2014
(Inception) to March 31, 2014

Cash Flows From Operating Activities:
Net Loss	$(66,982)
Adjustments to reconcile net loss to net cash used in operations
Common stock issued for services	696
Common stock issued for services - related parties	2,304
Contributed capital - payment of expenses by an officer	40,922
Increase in accounts payable and accrued expenses	23,060
Net Cash Used In Operating Activities	-

Cash Provided by Investing Activities	-

Cash Provided by Financing Activities	-

Net Decrease in Cash	-
Cash at Beginning of Period	-

Cash at End of Period	$-

Supplemental disclosure of cash flow information:

Cash paid for interest	$-
Cash paid for taxes	$-

See accompanying notes to financial statements

5

Bio-En Corp

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2014

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Organization.

Bio-En Corp is a Delaware company (the “Company”), incorporated under the laws of the State of Delaware on January 6, 2014.

The Company is in the development stage and is devoting substantially all of its efforts to the development of its business plan. The Company intends to be a world leader of setting the standard for waste to bio-fuel technologies. The Company intends to plan, design and execute agreements to build, operate and maintain a bio-mass to energy facility on the Island of Malta, which is contingent on sufficient capital funding.

The Company’s fiscal year-end is March 31, 2014.

Risks and Uncertainties

The Company intends to operate in an industry that is subject to rapid change. The Company's operations will be subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Significant estimates include the valuation of deferred taxes assets and the valuation of stock issued for services. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At March 31, 2014, the Company had no cash or cash equivalents.

Share Based Payment

The Company recognizes all forms of share-based payments, including stock option grants, warrants, restricted stock grants, and stock appreciation rights, at their fair value on the grant date, which are based on the estimated number of awards that are ultimately expected to vest.

6

Bio-En Corp

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2014

Share based payment awards for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable.

Fair Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

-	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

-	Level 2: Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

-	Level 3: Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

The Company's financial instruments consist of accounts payable. The carrying amount of the Company's financial instruments approximates their fair value as of March 31, 2014, due to the short-term nature of these instruments.

Income Taxes

The Company recognizes deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. The Company has established a valuation allowance to reflect the likelihood of the realization of deferred tax assets.

7

Bio-En Corp

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2014

The Company has a net operating loss carry forward for tax purposes totaling approximately $23,000 at March 31, 2014, expiring through 2034. U.S. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carry forwards after a change in control (generally greater than a 50% change in ownership).

Significant deferred tax assets at March 31, 2014 are approximately as follows:

Gross deferred tax assets:
Net operating loss carryforwards	$(9,000)
Total deferred tax assets	9,000
Less: valuation allowance	(9,000)
Net deferred tax asset recorded	$-

The net change in the valuation allowance from January 6, 2014 (inception) to March 31, 2014 was an increase of approximately $9,000.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of March 31, 2014.

The actual tax benefit differs from the expected tax benefit for the year ended March 31, 2014 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes and 8.84% for State income taxes including a blended rate of 39.83%) approximately as follows:

Expected tax expense (benefit) - Federal	$(29,000)
Expected tax expense (benefit) - State	(8,000)
Non-deductible expenses	28,000
Change in valuation allowance	9,000
Actual tax expense (benefit)	$-

8

Bio-En Corp

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2014

Basic and Diluted Earnings (Loss) Per Share

Basic earnings (loss) per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of warrants), and convertible debt, using the if-converted method. Diluted EPS excludes all dilutive potential of shares of common stock if their effect is anti-dilutive. The Company has had no common stock equivalents since inception.

Recent Accounting Pronouncements

There are no new accounting pronouncements that have any impact on the Company’s financial statements.

NOTE 2	GOING CONCERN

As reflected in the accompanying financial statements, the Company had a net loss of $66,982 and net cash used in operations of $-0- from January 6, 2014 (inception) to March 31, 2014, and a working capital deficit and stockholders’ deficit of $23,060 at March 31, 2014. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on Management's plans, which may include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, which may include term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur liabilities with certain related parties to sustain the Company’s existence.

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

9

Bio-En Corp

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2014

NOTE 3	STOCKHOLDERS’ EQUITY

Stock Issued for Pre-Incorporation Services

For the period from January 6, 2014 (inception) to March 31, 2014, the Company issued 6,958,049 shares of common stock to third parties having a fair value of $696 ($0.0001/share), based upon the fair value of pre incorporation services rendered.

Of the total shares issued, 2,548,853 shares, having a fair value of $255 ($0.0001/share), reflect a non-cash payment as consideration for entering into an exclusive license agreement with a 3rd party as it pertains to the development and use of intellectual property (see Note 4).

Stock Issued for Services – Related Parties

For the period from January 6, 2014 (inception) to March 31, 2014, the Company issued 23,041,951 shares of common stock to related parties having a fair value of $2,304 ($0.0001/share), based upon the fair value of pre incorporation services rendered.

Contributed Capital – Payment of Expenses by an Officer

For the period from January 6, 2014 (inception) to March 31, 2014, an officer of the Company paid operating expenses on behalf of the Company totaling $40,922, which was treated as contributed capital.

NOTE 4	COMITTMENT

On March 23, 2014, the Company executed an agreement to be the exclusive licensee of patented intellectual property for Malta. In connection with this agreement, the following terms are noted:

Payment of 3% royalty of gross revenues

The first $330,000 is due 30 days after the Company receives initial project development funding, customer contract or initiation of engineering, and shall be due annually thereafter. The Company must pay the greater of 3% or $330,000 in future years.

The agreement remains in force for a period of time equivalent to the remaining life of the most current patent.

10

Bio-En Corp

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2014

NOTE 5	SUBSEQUENT EVENTS

Subsequent to the period ended March 31, 2014, the Company issued 600,000 shares of common stock for cash proceeds of $60 ($0.0001/share).

The Company has evaluated for subsequent events between the balance sheet date of March 31, 2014 and September 2, 2014, the date the financial statements were available to be issued and concluded that the events or transactions occurring during that period requiring recognition or disclosure have been made.

11

BIO-EN CORP

CONTENTS

PAGE	12	CONDENSED BALANCE SHEETS AS OF JUNE 30, 2014 (UNAUDITED) AND MARCH 31, 2014

PAGE	13	STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2014 (UNAUDITED)

PAGE		STATEMENT OF STOCKHOLDERS’ DEFICIT FOR THE THREE MONTHS ENDED JUNE 30, 2014 (UNAUDITED)

PAGE	14	STATEMENT OF CASH FLOWS FOR THE THREE MONTHS ENDED JUNE 30, 2014 (UNAUDITED)

PAGES	15 - 20	NOTES TO THE CONDENSED FINANCIAL STATEMENTS

15

Bio-En Corp

Condensed Balance Sheet

	June 30, 2014	March 31, 2014
	(Unaudited)

ASSETS

Assets
Cash	$60	$-

Total Assets	$60	$-

LIABILITIES STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable	$6,796	$23,060
Total Liabilities	6,796	23,060

Stockholders' Deficit
Common stock, $0.0001 par value; 200,000,000 shares authorized, 30,600,000 and 30,000,000 issued and outstanding, respectively	3,060	3,000
Additional paid-in capital	103,731	40,922
Accumulated deficit	(113,527)	(66,982)
Total Stockholders' Deficit	(6,736)	(23,060)

Total Liabilities and Stockholders' Deficit	$60	$-

See accompanying notes to condensed financial statements

12

Bio-En Corp

Condensed Statement of Operations

For the Three Months Ended June 30, 2014

Unaudited

Operating Expenses
General and administrative expenses	$46,545
Total Operating Expenses	46,545

Net Loss	$(46,545)

Net Loss Per Share - Basic and Diluted	$(0.00)

Weighted average number of shares outstanding during the period - Basic and Diluted	30,342,857

See accompanying notes to condensed financial statements

13

Bio-En Corp

Condensed Statement of Cash Flows

For the Three Months Ended June 30, 2014

Unaudited

Cash Flows From Operating Activities:
Net Loss	$(46,545)
Adjustments to reconcile net loss to net cash used in operations
Contributed capital - payment of expenses by an officer	62,809
Decrease in accounts payable and accrued expenses	(16,264)
Net Cash Used In Operating Activities	-

Cash Provided by Investing Activities	-

Cash Provided by Financing Activities
Proceeds from issuance of common stock	60
Net Cash Provided by Financing Activities	60

Net Increase in Cash	60
Cash at Beginning of Period	-

Cash at End of Period	$60

Supplemental disclosure of cash flow information:

Cash paid for interest	$-
Cash paid for taxes	$-

See accompanying notes to condensed financial statements

14

Bio-En Corp

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Basis of Presentation

The accompanying condensed consolidated unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion however, that all material adjustments (consisting of normal recurring adjustments) have been made, which are necessary for a fair financial statements presentation.  The results for the interim period are not necessarily indicative of the results to be expected for the year.

Bio-En Corp is a Delaware company (the “Company”), incorporated under the laws of the State of Delaware on January 6, 2014.

The Company intends to be a world leader of setting the standard for waste to bio-fuel technologies. The Company intends to plan, design and execute agreements to build, operate and maintain a bio-mass to energy facility on the Island of Malta, which is contingent on sufficient capital funding.

The Company’s fiscal year-end is March 31, 2015.

Risks and Uncertainties

The Company intends to operate in an industry that is subject to rapid change. The Company's operations will be subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Significant estimates include the valuation of deferred taxes assets and the valuation of stock issued for services. Actual results could differ from those estimates.

16

Bio-En Corp

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At June 30, 2014 and March 31, 2014, the Company had no cash equivalents.

Share Based Payment

The Company recognizes all forms of share-based payments, including stock option grants, warrants, restricted stock grants, and stock appreciation rights, at their fair value on the grant date, which are based on the estimated number of awards that are ultimately expected to vest.

Share based payment awards for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable.

Fair Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

-	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

-	Level 2: Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

-	Level 3: Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

17

Bio-En Corp

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

The Company's financial instruments consist of accounts payable. The carrying amount of the Company's financial instruments approximates their fair value as of June 30, 2014, due to the short-term nature of these instruments.

Income Taxes

The Company accounts for income taxes under FASB Codification Topic 740-10-25 (“ASC 740-10-25”). Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Basic and Diluted Earnings (Loss) Per Share

Basic earnings (loss) per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of warrants), and convertible debt, using the if-converted method. Diluted EPS excludes all dilutive potential of shares of common stock if their effect is anti-dilutive. The Company has had no common stock equivalents since inception.

Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity—which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods therein. Early application with the first annual reporting period or interim period for which the entity’s financial statements have not yet been issued (Public business entities) or made available for issuance (other entities). The Company adopted this pronouncement for the three months ended June 30, 2014.

18

Bio-En Corp

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

NOTE 2	GOING CONCERN

As reflected in the accompanying financial statements, the Company has minimal operations, has negative working capital and stockholders’ deficit of $6,736, used cash in operations of $0 and has a net loss of $46,545 for the three months ended June 30, 2014. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 3	STOCKHOLDERS’ EQUITY

Stock Issued for Cash

For the three months ended June 30, 2014, the Company issued 600,000 shares of common stock for $60 ($0.0001 per share).

Contributed Capital – Payment of Expenses by an Officer

For the three months ended June 30, 2104, an officer of the Company paid operating expenses on behalf of the Company totaling $62,809, which was treated as contributed capital.

NOTE 4	COMITTMENT

On March 23, 2014, the Company executed an agreement to be the exclusive licensee of patented intellectual property for Malta. In connection with this agreement, the following terms are noted:

Payment of 3% royalty of gross revenues

The first $330,000 is due 30 days after the Company receives initial project development funding, customer contract or initiation of engineering, and shall be due annually thereafter. The Company must pay the greater of 3% or $330,000 in future years.

The agreement remains in force for a period of time equivalent to the remaining life of the most current patent.

19

Bio-En Corp

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

NOTE 5	SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 3, 2014, the date the financial statements were available to be issued, and concluded that events or transactions occurring during that period requiring recognition or disclosure have been made.

Subsequent to June 30, 2014, the Company cancelled 1,620,000 shares of common stock that was previously issued to a related party.

On August 21, 2014, the Company entered into a Share Exchange Agreement with Bio-En Holdings Corp, a Delaware Corporation.  This transaction closed on September 10, 2014, each issued and outstanding share of common stock of Bio En Corp will be converted into one share of Bio-En Holdings Corp.   Simultaneously, the Bio En Holdings Corp principal shareholder owning an aggregate of 7,894,625 share of Bio En Holdings Corp agrees to cancel 6,024,625 of its shares.  Bio En Corporation will be merged with and into Bio En Holdings Corp and Bio En Holdings Corp will continue as the surviving corporation in the merger.

20